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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS





We consent to the incorporation by reference of our report dated December 1, 2000, which is included in this Amendment No. 2 to this Form SB-2 Registration statement.



/s/ Michael Hurley

Hurley & Company
Granada Hills, California
July 26, 2001